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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

          MFS(R) GOVERNMENT
          SECURITIES FUND

          ANNUAL REPORT o FEBRUARY 28, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Results of Shareholder Meeting ............................................ 14
Portfolio of Investments .................................................. 16
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Peter C. Vaream]
     Peter C. Vaream

For the 12 months ended February 28, 2002, Class A shares of the fund provided a total return of 6.59%, Class B shares 5.98%, Class C shares 5.97%, and Class I shares 6.99%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 7.38% return over the same period for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.15%.

Q. DESPITE THE SLIGHT UNDERPERFORMANCE VERSUS THE BENCHMARK, THE FUND POSTED POSITIVE RESULTS DURING THE PERIOD. HOW WOULD YOU DESCRIBE THE OVERALL INVESTMENT ENVIRONMENT?

A. During most of the period, falling interest rates translated into decent returns for most fixed-income securities, including those that are the main focus of the fund: mortgage securities, Treasuries, and agency bonds. By the time the period began, the Federal Reserve Board (the Fed) already had cut short-term interest rates six times in order to stimulate the economy and avoid a recession. The Fed would repeat that action in August as more evidence supported the fear that the U.S. economy was veering close to a recession. After the tragic events of September 11, the Fed stepped in again to steady the global financial markets and moderate the severity of the downturn. By November, short-term interest rates had fallen to levels not seen since the early 1960s and bond yields moved lower and their prices higher. In the last three months of the period, however, interest rates and bond yields grew more volatile, based on changing sentiment about the strength of the economy and the future direction of interest rates.

Q.  WHAT CAUSED THE FUND TO LAG THE LEHMAN INDEX DURING THE PERIOD?

A. As interest rates and bond yields started to rise in the last three months of the period, prices of U.S. Treasuries were among the most negatively affected in the fixed-income marketplace. The fund's relatively large weighting in these bonds relative to the index was the key reason why it lagged the benchmark.

Q. JUST AFTER THE CLOSE OF THE PERIOD, THE MANAGEMENT OF THE FUND WAS CHANGED FROM AN INDIVIDUAL PORTFOLIO MANAGER TO THE MFS FIXED-INCOME STRATEGY GROUP. WHAT WAS THE REASON FOR THE CHANGE, AND WHO IS IN THE COMMITTEE?

A. The previous manager, Steven Nothern is no longer with the firm. As a result, the MFS Fixed Income Strategy Group will utilize a team approach in managing the portfolio going forward. The committee, which has always been an integral part of the day-to-day operations of the portfolio, is made up of Michael Roberge, James Swanson, Peter Vaream, Steven Bryant, and James Calmas. The members of the group bring diverse perspectives from all sectors of the bond market, which we believe creates a solid foundation for a forward-looking viewpoint on the government securities market and the economy.

Q.  DOES THE CHANGE HAVE ANY EFFECT ON THE INVESTMENT OBJECTIVES OF THE
    PORTFOLIO?

A. No, the portfolio will continue to maintain a disciplined investment approach. In other words, performance will continue to be driven by allocating assets across the various sectors of the government securities market, including treasuries, government-agencies, and mortgage-backed securities. In addition, management will continue to focus on risk management and diversification.

Q. WHERE HAS THE FIXED INCOME STRATEGY GROUP FOUND OPPORTUNITIES IN THIS ENVIRONMENT?

A. We think mortgage-backed securities offer attractive opportunities as prepayment risk or mortgage refinancings do not, in our opinion, represent a significant risk at this time. In addition, we think attractive yields and falling interest rate volatility all point to a favorable environment for mortgage-backed securities.

Q.  WHAT IS PREPAYMENT RISK, AND WHY IS IT SUCH AN IMPORTANT FACTOR?

A. Prepayment occurs when homeowners refinance their mortgages, causing the mortgage pools that make up the securities to prepay. Investors generally dislike prepayment because it potentially forces them to reinvest at lower interest rates. While there's always a certain amount of prepayment activity, the speed and magnitude by which interest rates dropped caused mortgage prepayments to come in at much faster-than-expected levels last fall and early winter. In the last three months of the period, prepayment activity subsided a bit, creating a better investing backdrop for mortgage securities. As a result, we've increased our exposure to mortgage-backed securities, especially in bonds with 15-year maturities, because if interest rates do begin to creep higher we don't want to take on the greater interest rate risk associated with mortgages with longer payment schedules.

Q.  WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE FUND?

A. Recent economic reports were generally better than anticipated, and fourth quarter 2001 gross domestic product -- a widely used measure of economic growth -- surprised the markets by pointing to positive economic growth sooner than expected. Manufacturing data also showed signs of improvement. This data led the Fed to leave monetary policy unchanged at the January meeting and to change its policy stance from an easing bias to neutral shortly after the close of the period covered by this report. On the other hand, uncertainty about the pace of recovery led the Fed to retain a focus on the risks of future weakness. As a result, we believe that a prolonged wait-and-see period may be ahead and that the Fed is unlikely to raise interest rates while questions about the recovery continue and inflation remains well contained. In this environment, we think government securities are attractive in a relatively unstable economic environment.

Q. GIVEN THE MARKET'S EXPECTATION THAT THE FED MAY START RAISING INTEREST RATES TOWARD THE END OF THE YEAR, WHY DO YOU THINK THE FUND CAN HELP DIVERSIFY SOME PORTFOLIOS?

A. What we've learned over the past couple of years is that it's very important for investors to maintain diversified portfolios that match their tolerance for risk. Regardless of the fact that we think the economy could grow between 2% and 4% this year and the Fed could tighten rates toward the end of the year, we think Treasuries and mortgage-backed securities can provide diversification to a portfolio. In addition, given the extreme volatility we've seen in the financial markets over the past year due to questions about financial reporting and credit worthiness caused by high levels of corporate debt, government securities are one of the few areas that aim to provide investors with a relative safe haven from these market risks. Of course, investors should consider their current and future financial needs prior to making any investment decisions.

/s/ Peter C. Vaream

    Peter C. Vaream

    Portfolio Manager (on behalf of the Fixed-Income Strategy Group)

The MFS Fixed Income Strategy Group is responsible for the day-to-day management of the fund under the general supervision of Mr. Vaream.

Note to Shareholders: Effective March 18, 2002, Steven Nothern no longer manages MFS Government Securities Fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
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STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT AND FIXED INCOME STRATEGIST OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS ALSO PORTFOLIO MANAGER OF THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR VARIABLE ANNUITIES. JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE WAS NAMED FIXED INCOME STRATEGIST IN 2001. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST. PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS. HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                   SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       JULY 25, 1984

CLASS INCEPTION:             CLASS A  JULY 25, 1984
                             CLASS B  AUGUST 30, 1993
                             CLASS C  APRIL 1, 1996
                             CLASS I   JANUARY 2, 1997

SIZE:                        $969.8 MILLION NET ASSETS AS OF FEBRUARY 28, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to it's benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended February 28, 2002)

                MFS Government        Lehman Brothers
                Securities Fund    Government/Mortgage
                   -- Class A           Bond Index
-------------------------------------------------------
2/92               $ 9,525               $10,000
2/94                11,252                11,758
2/96                12,788                13,393
2/98                14,571                15,547
2/00                15,460                16,774
2/02                18,619                20,457

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.59%      +20.55%      +40.44%       +95.47%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.59%      + 6.43%      + 7.03%       + 6.93%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.53%      + 4.72%      + 5.99%       + 6.41%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.98%      +18.29%      +36.00%       +84.61%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +5.98%      + 5.76%      + 6.34%       + 6.32%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.98%      + 4.86%      + 6.03%       + 6.32%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.97%      +18.36%      +35.95%       +88.20%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +5.97%      + 5.78%      + 6.33%       + 6.53%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +4.97%      + 5.78%      + 6.33%       + 6.53%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return (No sales charge)                +6.99%      +21.79%      +42.91%       +99.07%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return (No sales charge)            +6.99%      + 6.79%      + 7.40%       + 7.13%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average general U.S. government fund+                    +6.15%      + 6.10%      + 6.70%       + 6.57%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Bond Index#          +7.38%      + 7.34%      + 7.73%       + 7.42%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

PORTFOLIO STRUCTURE

Mortgage Backed                    50.3%
US Treasuries                      25.9%
Government Agency                  21.4%
Cash                                2.4%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Government Securities Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  Trustees of the fund were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                56,189,577.838    793,417.633
John W. Ballen                                   56,195,475.851    787,519.620
Lawrence H. Cohn                                 56,180,132.312    802,863.159
J. David Gibbons                                 56,184,121.702    798,873.769
William R. Gutow                                 56,196,320.922    786,674.549
J. Atwood Ives                                   56,196,548.852    786,446.619
Abby M. O'Neill                                  56,190,637.546    792,357.925
Lawrence T. Perera                               56,195,062.943    787,932.528
William J. Poorvu                                56,189,550.838    793,444.633
Arnold D. Scott                                  56,196,817.120    786,178.351
J. Dale Sherratt                                 56,193,576.608    789,418.863
Elaine R. Smith                                  56,191,795.166    791,200.305
Ward Smith                                       56,207,596.739    775,398.732

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 51,231,926.476
Against                                              1,003,605.913
Abstain                                              1,567,961.914
Broker Non-votes                                     7,774,790.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 45,174,513.694
Against                                              1,031,547.723
Abstain                                              1,720,069.054
Broker Non-votes                                     9,056,865.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 54,604,425.297
Against                                                803,039.970
Abstain                                              1,575,530.204

ITEM 5. To approve a new management fee.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 42,455,531.244
Against                                              3,835,905.615
Abstain                                              1,634,693.612
Broker Non-votes                                     9,056,865.000

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending February 28, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                 55,630,554.662
Against                                                409,735.296
Abstain                                                942,705.513

PORTFOLIO OF INVESTMENTS -- February 28, 2002

Bonds - 96.7%
-----------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)           VALUE
-----------------------------------------------------------------------------------------------
U.S. Government Agencies - 71.1%
  Federal Home Loan Mortgage Corp., 6.25s, 2032                        $  9,500    $  9,583,125
  Federal Home Loan Mortgage Corp., 6.5s, 2016 - 2029                    43,494      44,586,984
  Federal Home Loan Mortgage Corp., 7s, 2030                              3,972       4,098,870
  Federal Home Loan Mortgage Corp., 7.5s, 2025 - 2028                     3,170       3,307,075
  Federal National Mortgage Assn., 3.875s, 2005                          36,800      36,742,592
  Federal National Mortgage Assn., 5.5s, 2006                             7,500       7,800,000
  Federal National Mortgage Assn., 6s, 2008 - 2017                       44,900      46,074,370
  Federal National Mortgage Assn., 6.5s, 2005 - 2099                    181,768     184,855,440
  Federal National Mortgage Assn., 6.956s, 2007                           9,381      10,102,176
  Federal National Mortgage Assn., 7s, 2029 - 2031                       51,518      53,118,531
  Federal National Mortgage Assn., 7.125s, 2005                           8,615       9,380,960
  Federal National Mortgage Assn., 7.5s, 2013 - 2031                     40,548      42,386,410
  Financing Corp., 10.7s, 2017                                           20,955      30,811,394
  Financing Corp., 9.8s, 2018                                            16,500      22,828,410
  Financing Corp., 10.35s, 2018                                          10,700      15,460,644
  Government National Mortgage Assn., 6.5s, 2028                         26,789      27,338,338
  Government National Mortgage Assn., 7s, 2022 - 2032                    48,169      49,943,819
  Government National Mortgage Assn., 7.5s, 2022 - 2029                  13,823      14,507,339
  Government National Mortgage Assn., 8s, 2026 - 2030                    10,970      11,610,768
  Government National Mortgage Assn., 8.5s, 2003 - 2022                   5,159       5,499,117
  Government National Mortgage Assn., 10.75s, 2016                           50          57,514
  Government National Mortgage Assn., 11.5s, 2010 - 2019                    220         256,286
  Government National Mortgage Assn., 12s, 2013 - 2015                      131         153,725
  Government National Mortgage Assn., 12.5s, 2011                           323         381,630
  Small Business Administration, 6.34s, 2021                              6,383       6,568,200
  Small Business Administration, 6.35s, 2021                              6,350       6,541,302
  Small Business Administration, 6.44s, 2021                              5,764       5,959,302
  Small Business Administration, 6.625s, 2021                             5,422       5,656,833
  Small Business Administration, 8.625s, 2011                             1,639       1,810,382
  Small Business Administration, 8.8s, 2011                                 651         717,147
  Small Business Administration, 9.05s, 2009                                407         448,070
  Small Business Administration, 9.1s, 2009                                 818         881,968
  Small Business Administration, 9.25s, 2010                                789         878,226
  Small Business Administration, 9.3s, 2010                               1,055       1,172,430
  Small Business Administration, 9.5s, 2010                                 736         817,385
  Small Business Administration, 9.65s, 2010                                902       1,006,210
  Small Business Administration, 9.7s, 2010                                 403         448,986
  Small Business Administration, 9.9s, 2008                                 228         251,903
  Small Business Administration, 10.05s, 2008 - 2009                        252         281,732
  Title XI, 6.07s, 2010                                                  11,657      11,974,304
  U.S. Department of Housing & Urban Development, 6.36s, 2016             7,000       7,024,062
  U.S. Department of Housing & Urban Development, 6.59s, 2016             6,599       6,671,985
-----------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                     $689,995,944
-----------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 25.6%
  U.S. Treasury Bonds, 11.875s, 2003                                   $ 17,500    $ 20,116,775
  U.S. Treasury Bonds, 12.375s, 2004                                     33,150      39,567,508
  U.S. Treasury Bonds, 12s, 2013                                         34,000      47,584,020
  U.S. Treasury Bonds, 9.875s, 2015                                      17,300      24,828,268
  U.S. Treasury Bonds, 0s, 2017                                          19,650       8,170,077
  U.S. Treasury Bonds, 6.875s, 2025                                      43,500      50,521,336
  U.S. Treasury Bonds, 6.25s, 2030                                       14,586      16,008,135
  U.S. Treasury Bonds, 5.375s, 2031                                      10,000       9,937,500
  U.S. Treasury Notes, 3.5s, 2006                                         9,250       8,979,715
  U.S. Treasury Notes, 6.625s, 2007                                      20,000      22,084,400
-----------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                    $247,797,734
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $921,818,192)                                        $937,793,678
-----------------------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
-----------------------------------------------------------------------------------------------
  Goldman Sachs dated 2/28/02, due 3/01/02, total
    to be received $44,825,353 (secured by various
    U.S. Treasury and Federal Agency obligations in
    a jointly traded account), at Cost                                 $ 44,823    $ 44,823,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $966,641,192)                                  $982,616,678
Other Assets, Less Liabilities - (1.3)%                                             (12,853,329)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $969,763,349
-----------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
FEBRUARY 28, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $966,641,192)      $   982,616,678
  Investments of cash collateral for securities
    loaned, at identified cost and value                         186,487,513
  Cash                                                                    33
  Receivable for fund shares sold                                  5,124,156
  Interest receivable                                              8,926,207
  Other assets                                                         2,766
                                                             ---------------
      Total assets                                           $ 1,183,157,353
                                                             ---------------
Liabilities:
  Distributions payable                                           $  899,516
  Payable for investments purchased                               20,243,750
  Payable for fund shares reacquired                               5,404,272
  Collateral for securities loaned, at value                     186,487,513
  Payable to affiliates -
    Management fee                                                     9,217
    Shareholder servicing agent fee                                    2,633
    Distribution and service fee                                      15,317
    Administrative fee                                                   461
  Accrued expenses and other liabilities                             331,325
                                                             ---------------
      Total liabilities                                      $   213,394,004
                                                             ---------------
Net assets                                                   $   969,763,349
                                                             ===============
Net assets consist of:
  Paid-in capital                                            $   997,445,146
  Unrealized appreciation on investments                          15,975,486
  Accumulated net realized loss on investments                   (42,708,698)
  Accumulated distributions in excess of net
     investment income                                              (948,585)
                                                             ---------------
      Total                                                  $   969,763,349
                                                             ===============
Shares of beneficial interest outstanding                      99,675,482
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $622,605,672 / 63,982,561 shares of
     beneficial interest outstanding)                            $ 9.73
                                                                 ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                            $10.22
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $263,963,593 / 27,164,724 shares of
    beneficial interest outstanding)                             $ 9.72
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $81,397,032 / 8,343,526 shares of
     beneficial interest outstanding)                            $ 9.76
                                                                 ======
Class I shares:
  Net asset value, offering price and redemption price
     per share (net assets of $1,797,052 / 184,671
     shares of beneficial interest outstanding)                  $ 9.73
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------
Net investment income:
  Interest income                                             $47,940,231
                                                              -----------

  Expenses -

    Management fee                                            $ 3,101,768
    Trustees' compensation                                         46,699
    Shareholder servicing agent fee                               784,619
    Distribution and service fee (Class A)                      1,742,297
    Distribution and service fee (Class B)                      2,195,997
    Distribution and service fee (Class C)                        634,099
    Administrative fee                                             83,214
    Custodian fee                                                 255,840
    Printing                                                       93,761
    Postage                                                       104,728
    Auditing fees                                                  35,141
    Legal fees                                                     23,873
    Miscellaneous                                                 579,161
                                                              -----------
      Total expenses                                          $ 9,681,197
    Fees paid indirectly                                          (78,797)
    Reduction of expenses by investment adviser                  (355,599)
                                                              -----------
      Net expenses                                            $ 9,246,801
                                                              -----------
        Net investment income                                 $38,693,430
                                                              -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                              $ 6,906,334
  Change in unrealized appreciation on investments              2,287,256
                                                              -----------
      Net realized and unrealized gain on investments         $ 9,193,590
                                                              -----------
        Increase in net assets from operations                $47,887,020
                                                              ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28,                                                2002                   2001
--------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                      $   38,693,430           $ 32,343,380
  Net realized gain on investments                                6,906,334              3,773,049
  Net unrealized gain on investments                              2,287,256             28,529,482
                                                             --------------           ------------
    Increase in net assets from operations                   $   47,887,020           $ 64,645,911
                                                             --------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (26,412,835)          $(21,448,807)
  From net investment income (Class B)                          (10,352,836)            (8,494,120)
  From net investment income (Class C)                           (2,982,962)            (2,156,484)
  From net investment income (Class I)                             (218,078)              (355,614)
  In excess of net investment income (Class A)                   (4,048,704)                 --
  In excess of net investment income (Class B)                   (1,586,939)                 --
  In excess of net investment income (Class C)                     (457,245)                 --
  In excess of net investment income (Class I)                      (33,428)                 --
                                                             --------------           ------------
    Total distributions declared to shareholders             $  (46,093,027)          $(32,455,025)
                                                             --------------           ------------
Net increase in net assets from fund share transactions      $  370,332,189           $ 42,342,976
                                                             --------------           ------------
    Total increase in net assets                             $  372,126,182           $ 74,533,862
Net assets:
  At beginning of period                                        597,637,167            523,103,305
                                                             --------------           ------------
  At end of period (including accumulated distributions
    in excess of net investment income of $(948,585)
    and undistributed net investment income of
    $1,273,281, respectively)                                $  969,763,349           $597,637,167
                                                             ==============           ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED FEBRUARY 28/29,                          2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.71            $ 9.15           $ 9.69           $ 9.69           $ 9.40
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.50            $ 0.58           $ 0.57           $ 0.56           $ 0.62
  Net realized and unrealized gain (loss)
    on investments                                  0.12              0.56            (0.56)            0.01             0.28
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.62            $ 1.14           $ 0.01           $ 0.57           $ 0.90
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.52)           $(0.58)          $(0.55)          $(0.57)          $(0.61)
  In excess of net investment income               (0.08)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.60)           $(0.58)          $(0.55)          $(0.57)          $(0.61)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.73            $ 9.71           $ 9.15           $ 9.69           $ 9.69
                                                  ======            ======           ======           ======           ======
Total return(+)                                     6.59%            12.98%            0.10%            6.00%            9.91%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        0.96%             0.93%            0.90%            0.92%            0.94%
  Net investment income(S)(S)                       5.16%             6.25%            6.06%            5.76%            6.50%
Portfolio turnover                                   116%               77%             124%             176%             212%
Net assets at end of period (000 Omitted)       $622,606          $392,457         $328,338         $335,993         $282,809

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income(S)(S)                 $ 0.49            $ 0.57           $ 0.56           $ 0.55           $ 0.61
      Ratios (to average net assets):
        Expenses##                                  1.01%             1.00%            1.00%            1.02%            1.04%
        Net investment income(S)(S)                 5.11%             6.18%            5.96%            5.66%            6.40%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.69            $ 9.14           $ 9.68           $ 9.68           $ 9.39
                                                  ------            ------           ------           ------           ------

Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.44            $ 0.52           $ 0.51           $ 0.50           $ 0.55
  Net realized and unrealized gain (loss)
    on investments                                  0.12              0.56            (0.56)            0.01             0.28
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.56            $ 1.08           $(0.05)          $ 0.51           $ 0.83
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.46)           $(0.53)          $(0.49)          $(0.51)          $(0.54)
  In excess of net investment income               (0.07)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.53)           $(0.53)          $(0.49)          $(0.51)          $(0.54)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.72            $ 9.69           $ 9.14           $ 9.68           $ 9.68
                                                  ======            ======           ======           ======           ======
Total return                                        5.98%            12.20%           (0.52)%           5.32%            9.17%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.61%             1.58%            1.55%            1.57%            1.59%
  Net investment income(S)(S)                       4.52%             5.60%            5.41%            5.08%            5.84%
Portfolio turnover                                   116%               77%             124%             176%             212%
Net assets at end of period (000 Omitted)       $263,964          $163,756         $156,479         $173,569         $117,077

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income(S)(S)                 $ 0.43            $ 0.51           $ 0.50           $ 0.48           $ 0.54
      Ratios (to average net assets):
        Expenses##                                  1.66%             1.65%            1.65%            1.67%            1.69%
        Net investment income(S)(S)                 4.47%             5.53%            5.31%            4.98%            5.74%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.73            $ 9.18           $ 9.71           $ 9.72           $ 9.43
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.44            $ 0.52           $ 0.52           $ 0.49           $ 0.55
  Net realized and unrealized gain (loss)
    on investments                                  0.12              0.56            (0.56)            0.01             0.29
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.56            $ 1.08           $(0.04)          $ 0.50           $ 0.84
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.46)           $(0.53)          $(0.49)          $(0.51)          $(0.55)
  In excess of net investment income               (0.07)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.53)           $(0.53)          $(0.49)          $(0.51)          $(0.55)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.76            $ 9.73           $ 9.18           $ 9.71           $ 9.72
                                                  ======            ======           ======           ======           ======
Total return                                        5.97%            12.17%           (0.42)%           5.23%            9.15%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.61%             1.58%            1.55%            1.57%            1.59%
  Net investment income(S)(S)                       4.51%             5.60%            5.40%            5.03%            5.85%
Portfolio turnover                                   116%               77%             124%             176%             212%
Net assets at end of period (000 Omitted)        $81,397           $36,603          $32,708          $36,340          $11,354

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income(S)(S)                 $ 0.43            $ 0.51           $ 0.49           $ 0.48           $ 0.54
      Ratios (to average net assets):
        Expenses##                                  1.66%             1.65%            1.65%            1.67%            1.69%
        Net investment income(S)(S)                 4.46%             5.53%            5.30%            4.93%            5.75%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.71            $ 9.15           $ 9.69           $ 9.69           $ 9.40
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.53            $ 0.61           $ 0.60           $ 0.59           $ 0.62
  Net realized and unrealized gain (loss)
    on investments                                  0.13              0.56            (0.56)            0.01             0.31
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.66            $ 1.17           $ 0.04           $ 0.60           $ 0.93
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.55)           $(0.61)          $(0.58)          $(0.60)          $(0.64)
  In excess of net investment income               (0.09)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.64)           $(0.61)          $(0.58)          $(0.60)          $(0.64)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.73            $ 9.71           $ 9.15           $ 9.69           $ 9.69
                                                  ======            ======           ======           ======           ======
Total return                                        6.99%            13.34%            0.43%            6.37%           10.31%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        0.61%             0.58%            0.55%            0.57%            0.53%
  Net investment income(S)(S)                       5.49%             6.60%            6.40%            6.13%            6.85%
Portfolio turnover                                   116%               77%             124%             176%             212%
Net assets at end of period (000 Omitted)         $1,797            $4,821           $5,579           $6,634           $7,560

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income(S)(S)                 $ 0.52            $ 0.61           $ 0.59           $ 0.58           $ 0.58
      Ratios (to average net assets):
        Expenses##                                  0.66%             0.65%            0.65%            0.67%            0.67%
        Net investment income(S)(S)                 5.44%             6.53%            6.30%            6.03%            6.03%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended February
       28, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Securities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At February 28, 2002, the value of securities loaned was $182,750,429. These loans were collateralized by cash of $186,487,513 which was invested in the following short-term obligation:
                                                               IDENTIFIED COST
ISSUER                                                  SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       186,487,513    $186,487,513

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended February 28, 2002 and February 28, 2001 was as follows:

                                        FEBRUARY 28, 2002    FEBRUARY 28, 2001
------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $41,874,475          $32,455,025

During the year ended February 28, 2002, accumulated distributions in excess of net investment income decreased by $5,177,731 and accumulated net realized loss on investments increased by $5,177,731 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

As of February 28, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                    $  3,387,490
Capital loss carryforward                                         (32,968,746)
Unrealized gain                                                     6,118,011

At February 28, 2002, the fund, for federal income tax purposes, had a capital loss carryfoward of $(32,968,746) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

EXPIRATION DATE                                                       AMOUNT
------------------------------------------------------------------------------
February 28, 2003                                                $ (5,122,462)
February 28, 2005                                                 (16,126,761)
February 28, 2008                                                  (8,242,293)
February 28, 2009                                                  (3,477,230)
                                                                 ------------
    Total                                                        $(32,968,746)
                                                                 ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. Prior to January 1, 2002, the management fee was computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.25% of the fund's average daily net assets plus 3.40% of investment income. Effective January 1, 2002, the management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended February 28, 2002 were 0.35% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,981 for the year ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $297,461 for the year ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $85,823 for the year ended February 28, 2002. Fees incurred under the distribution plan during the year ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,064 and $5,507 for Class B and Class C shares, respectively, for the year ended February 28, 2002. Fees incurred under the distribution plan during the year ended February 28, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 2002 were $40,784, $395,320 and $29,163 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $1,249,437,992 and $880,433,425 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $975,198,272
                                                                 ------------
Gross unrealized appreciation                                    $ 16,339,772
Gross unrealized depreciation                                      (8,921,366)
                                                                 ------------
    Net appreciation                                             $  7,418,406
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     YEAR ENDED FEBRUARY 28, 2002         YEAR ENDED FEBRUARY 28, 2001
                                   ------------------------------       ------------------------------
                                          SHARES           AMOUNT              SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           67,180,348    $ 651,943,674          37,909,855    $ 351,914,151
Shares issued to shareholders in
  reinvestment of distributions        2,393,551       23,212,060           1,761,880       16,394,768
Shares reacquired                    (46,027,631)    (446,374,918)        (35,115,402)    (325,262,879)
                                   -------------    -------------       -------------    -------------
    Net increase                      23,546,268    $ 228,780,816           4,556,333    $  43,046,040
                                   =============    =============       =============    =============

Class B shares
                                     YEAR ENDED FEBRUARY 28, 2002         YEAR ENDED FEBRUARY 28, 2001
                                   ------------------------------       ------------------------------
                                          SHARES           AMOUNT              SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           18,314,903    $ 177,924,326           7,414,924    $  69,640,973
Shares issued to shareholders in
  reinvestment of distributions          920,263        8,914,384             662,051        6,149,447
Shares reacquired                     (8,971,832)     (86,886,215)         (8,295,616)     (77,390,051)
                                   -------------    -------------       -------------    -------------
    Net increase (decrease)           10,263,334    $  99,952,495            (218,641)   $  (1,599,631)
                                   =============    =============       =============    =============

Class C shares
                                     YEAR ENDED FEBRUARY 28, 2002         YEAR ENDED FEBRUARY 28, 2001
                                   ------------------------------       ------------------------------
                                          SHARES           AMOUNT              SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            9,257,216    $  90,175,603           6,293,730    $  58,781,601
Shares issued to shareholders in
  reinvestment of distributions          262,657        2,554,003             173,442        1,617,689
Shares reacquired                     (4,939,109)     (48,098,357)         (6,268,884)     (58,432,431)
                                   -------------    -------------       -------------    -------------
    Net increase                       4,580,764    $  44,631,249             198,288    $   1,966,859
                                   =============    =============       =============    =============

Class I shares
                                     YEAR ENDED FEBRUARY 28, 2002         YEAR ENDED FEBRUARY 28, 2001
                                   ------------------------------       ------------------------------
                                          SHARES           AMOUNT              SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               79,146    $     773,276             104,275    $     982,087
Shares issued to shareholders in
  reinvestment of distributions           25,916          250,958              38,289          355,978
Shares reacquired                       (416,829)      (4,056,605)           (255,607)      (2,408,357)
                                   -------------    -------------       -------------    -------------
    Net decrease                        (311,767)   $  (3,032,371)           (113,043)   $  (1,070,292)
                                   =============    =============       =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended February 28, 2002, was $7,233. The fund had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective March 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to March 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,744,551 reduction in cost of securities and a corresponding $5,744,551 increase in net unrealized appreciation, based on securities held by the fund on March 1, 2001.

The effect of this change for the year ended February 28, 2002 was to decrease net investment income by $3,556,710, increase net unrealized appreciation by $2,538,128 and decrease net realized losses by $1,018,582. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund, including the portfolio of investments, as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 4, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WERE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.
--------------------------------------------------------------------------------

MFS(R) GOVERNMENT SECURITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee Private
franchise), Vice Chairman                                 investor; Sundstrand Corporation (manufacturer of
                                                          highly engineered products for industrial and
J. ATWOOD IVES (born 05/01/36) Trustee                    aerospace applications), Director (until June
Private investor; KeySpan Corporation (energy             1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc. P.O. Box 2281 Boston, MA
500 Boylston Street                                       02107-9906
Boston, MA 02116-3741
                                                          For general information, call toll free:
DISTRIBUTOR                                               1-800-225-2606 any business day from 8 a.m. to
MFS Fund Distributors, Inc.                               8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                     For service to speech- or hearing- impaired
                                                          individuals, call toll free: 1-800-637-6576 any
PORTFOLIO MANAGEMENT                                      business day from 9 a.m. to 5 p.m. Eastern time.
MFS Fixed Income Strategy Group+                          (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
AUDITORS                                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                          touch-tone telephone.
Deloitte & Touche, LLP
                                                          WORLD WIDE WEB
INVESTOR INFORMATION                                      www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+  MFS Investment Management

MFS(R) GOVERNMENT                                                 -------------
SECURITIES FUND                                                     PRSRT STD
                                                                  U. S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MGS-2 4/02 53M 26/226/326/826